UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2011

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Carrols Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-06553	16-0958146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

The unaudited consolidated balance sheets as of July 3, 2011 and January 2, 2011 and the unaudited consolidated statements of operations for the three and six months ended July 3, 2011 and cash flows for the six months ended July 3, 2011 and accompanying financial statement footnotes of Fiesta Restaurant Group, Inc. (“Fiesta Restaurant Group”), a wholly-owned subsidiary of Carrols Corporation, which is a wholly-owned subsidiary of Carrols Restaurant Group, Inc., are attached as Exhibit 99.1 and are incorporated by reference herein.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended July 3, 2011 of Fiesta Restaurant Group is attached as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	The unaudited consolidated balance sheets as of July 3, 2011 and January 2, 2011 and the unaudited consolidated statements of operations for the three and six months ended July 3, 2011 and cash flows for the six months ended July 3, 2011 and accompanying financial statement footnotes of Fiesta Restaurant Group, Inc.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended July 3, 2011 of Fiesta Restaurant Group, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date:	August 16, 2011
By:	/s/ Paul R. Flanders
Name:	Paul R. Flanders
Title:	Vice President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date:	August 16, 2011
By:	/s/ Paul R. Flanders
Name:	Paul R. Flanders
Title:	Vice President, Chief Financial Officer and Treasurer